POWERSHARES QQQ TRUST, SERIES 1
(formerly Nasdaq-100 Trust, Series 1)

SUPPLEMENT DATED APRIL 26, 2007 TO THE PROSPECTUS DATED JANUARY 31, 2007

Effective April 12, 2007, the Nasdaq-100 Trust, Series 1 (the “Trust”) will begin using a new CUSIP number as part of its sponsorship transition. The Trust’s new CUSIP number is 73935A 104. In connection with such change, all references to the prior CUSIP are replaced with references to CUSIP 73935A 104.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.